UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SEI INDEX FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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S&P 500 INDEX FUND

a series of

SEI INDEX FUNDS
One Freedom Valley Drive
Oaks, PA 19456

June 1, 2007

Dear Shareholder:

Enclosed are a Notice, Proxy Statement and proxy card for a special meeting of shareholders (the “Meeting”) of the S&P 500 Index Fund (the “Current Fund”), a series of SEI Index Funds (“INDEX”). The Meeting is scheduled for August 14, 2007. If you are a shareholder of record of the Current Fund as of the close of business on May 16, 2007, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting you will be asked to approve an Agreement and Plan of Reorganization between the Current Fund and the S&P 500 Index Fund, a newly formed series of SEI Institutional Managed Trust (“SIMT”) (the “New Fund”). Under the Agreement and Plan of Reorganization, the Current Fund will merge into the New Fund by transferring all of the Current Fund’s assets to the New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund’s assumption of all of the Current Fund’s liabilities (the “Reorganization”).  Upon completion of the Reorganization, you will receive shares of equal value and number in the New Fund.

Based on information received by the Board of Trustees (the “Board”) of INDEX, the Board concluded that it was in the best interests of shareholders to approve the Reorganization. The Board also recommended that the Reorganization be submitted to shareholders for approval.  The Board approved the Agreement and Plan of Reorganization at a meeting held on May 9, 2007.  The Board recommends that you vote FOR the Reorganization.

The New Fund’s investment objective, polices and portfolio management will be the same as the Current Fund.  The details of the proposed Reorganization are set forth in the Proxy Statement that accompanies this letter, including details about the New Fund’s investment objective and policies, portfolio management and fees and expenses that are important for you to know. We encourage you to read it thoroughly.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS THE PROPOSAL YOU ARE BEING ASKED TO VOTE ON. PLEASE REFER TO THE PROXY CARD ATTACHED TO THIS PROXY STATEMENT FOR DETAILS ON HOW TO VOTE BY TELEPHONE OR BY LOGGING ON TO THE INTERNET. IF YOU ARE UNABLE TO VOTE BY TELEPHONE OR ON THE INTERNET, YOU MAY ALSO MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

Thank you for your attention and consideration of this important proposal and for your investment in the Current Fund. If you need additional information, please call shareholder services at 1-800-DIAL-SEI.

Sincerely,

/s/ Timothy D. Barto
Timothy D. Barto
Vice President

IMPORTANT NEWS FOR SHAREHOLDERS OF THE S&P 500 INDEX FUND

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting you as a shareholder to the S&P 500 Index Fund (the “Current Fund”) of SEI Index Trust (“INDEX”) that require your vote.

Q & A:  QUESTIONS AND ANSWERS

Q.                                    What Is Happening To The Current Fund?

A.                                   The Current Fund, subject to your approval, will be reorganized into a new fund that will also be named the S&P 500 Index Fund (the “New Fund”) but as a series of a different trust, SEI Institutional Managed Trust (“SIMT”).  The assets of the Current Fund will be transferred to the New Fund, and you as a shareholder of the Current Fund will receive shares of equal value and number in the New Fund (the “Reorganization”).  The total annual operating expenses and therefore the cost of investing in the New Fund will be the same for Class I Shares. The total annual fund operating expenses are expected to be higher for Class A Shares of the New Fund than those of the Current Fund’s Class A Shares due to an increase in the shareholder servicing fees from 0.15% to 0.25%.  As a result, the total annual fund operating expenses for Class A Shares are expected to increase from 0.43% to 0.53%.  [However, the Fund’s distributor has agreed to voluntarily waive a portion of its fees in order to keep the cost of investing in Class A Shares of the New Fund at the current level.  The Fund’s distributor may discontinue all or part of this waiver at any time.]  In addition, the total annual fund operating expenses are expected to be lower for Class E Shares of the New Fund than those of the Current Fund’s Class E Shares because the shareholder servicing fees will be eliminated.  Currently, Class E Shares may pay up to 0.25% in the shareholder servicing fees.  As a result, the total annual fund operating expenses for Class E Shares are expected to decrease from 0.53% to 0.28%.  The investment adviser and sub-adviser to the Current Fund will continue to make all investment decisions for the New Fund.  In addition, SEI Investments Global Funds Services will continue to serve as the administrator and SEI Investments Distribution Co. will continue to serve as the distributor to the New Fund.

The following pages give you additional information about the Reorganization and the proposal on which you are being asked to vote.  The Board of Trustees of INDEX (the “Board”), including those who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) recommend that you vote FOR this proposal.

Q.                                  Why Is The Current Fund Reorganizing Into The New Fund?

A.                                 The management recommended to eliminate the Current Fund and INDEX and the Board accepted such recommendation to achieve certain administrative efficiencies.  To effectuate this business decision, the Current Fund plans to reorganize as a new fund that is a series of SIMT, a sister trust of INDEX.

Q.                                  What Should I Know About Class A, Class E And Class I Shares Of The New Fund?

A.                                 Upon consummation of the Reorganization, Class A, Class E and Class I shares of the New Fund will be distributed to shareholders of Class A, Class E and Class I shares of the Current Fund, respectively, in exchange for their shares of the Current Fund.

Q.                                    What Happens If The Proposal Is Not Approved?

A.                                   If the shareholders of the Current Fund do not vote for the Reorganization into the New Fund, the Board will take such further action as it deems to be in the best interest of the Current Fund’s shareholders, including possible liquidation of the Current Fund.

Q.                                    Why Did You Send Me This Booklet?

A.                                   You are receiving these proxy materials - a booklet that includes a Notice of Meeting of Shareholders, the Proxy Statement and a proxy card - because you have the right to vote on the important proposal concerning your investment in the Current Fund.

Q.                                    Why Am I Being Asked To Vote On The Proposed Reorganization?

A.                                   The proposed Reorganization requires shareholder approval under the federal securities laws because the assets and liabilities of the Current Fund will be transferred to SIMT’s New Fund.

Q.                                    How Will The Proposed Reorganization Affect Me?

A.                                   If the Reorganization is approved by shareholders of the Current Fund, you will become a shareholder of the New Fund, a series that corresponds to the Current Fund.  The Current Fund and INDEX will cease to exist.  The New Fund will mirror the Current Fund in the Current Fund’s investment objective, strategy and restrictions. The total annual fund operating expenses will remain the same for Class I Shares. There will be a change in the total annual fund operating expenses for Class A Shares and Class E Shares as described above.  The Reorganization is expected to be tax-free for federal income tax purposes for you.

Q.                                    How Does The Board Recommend That I Vote?

A.                                   After careful consideration, the Board recommends that you vote FOR the Reorganization.

Q.                                    How Do I Place My Vote And Whom Do I Call For More Information?

A.                                   You may vote your shares by any of the following methods: (1) call the telephone number provided on the proxy card attached to this Proxy Statement; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the shareholder meeting on August 14, 2007 and vote in person. We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes. Please refer to your proxy card for further instructions on how to vote.

Your Vote Is Important.  Thank You For Promptly Recording Your Vote.

SEI INDEX FUNDS
One Freedom Valley Drive
Oaks, PA 19456

NOTICE OF MEETING OF SHAREHOLDERS
OF
S&P 500 INDEX FUND

CLASS A, CLASS E, CLASS I Shares

TO BE HELD ON August 14, 2007

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders of the S&P 500 Index Fund (the “Current Fund”) will be held at the offices of SEI Investments Management Corporation, the investment adviser to the Current Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at 3:00 p.m., Eastern Time, on August 14, 2007 for the following purpose:

1.                                    To approve: (i) the transfer of all of the assets of the Current Fund to the S&P 500 Index Fund of SEI Institutional Managed Trust (“SIMT”) (the “New Fund”) in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Current Fund as set forth in the Agreement and Plan of Reorganization, a copy of which is attached to the Proxy Statement as Exhibit A; and (ii) the distribution of the shares of the New Fund so received to the shareholders of the Current Fund.

2.                                    To transact such other business as may properly come before the Meeting or any adjournments thereof.

The proposal above is discussed in the attached Proxy Statement.  The Board of Trustees of SEI Index Funds recommends that you vote FOR the proposal.

Shareholders of record at the close of business on May 16, 2007 are entitled to notice of, and to vote at the Meeting or any adjournments thereof.  You are invited to attend the Meeting, but if you cannot do so, please vote by telephone, or logging on to the Internet to vote electronically. Please refer to the proxy card attached to this proxy statement for details.  If you are unable to vote by telephone or on the Internet. you may also complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail, or in person.

By Order of the Board of Trustees

Timothy D. Barto
Vice President and Secretary
SEI Index Funds

Voting is important to ensure a quorum at the Meeting.  Please call 1-800-DIAL-SEI for more information.  Proxies may be revoked at any time before they are exercised by submitting to SEI Index Funds a written notice of revocation, by a subsequently executed proxy, or by attending the Meeting and voting in person.  Attendance at the Meeting will not by itself serve to revoke a proxy.

SEI INDEX FUNDS

One Freedom Valley Drive
Oaks, PA 19456

PROXY STATEMENT
FOR A MEETING OF SHAREHOLDERS OF
S&P 500 INDEX FUND

CLASS A, CLASS E, CLASS I Shares

TO BE HELD ON August 14, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Index Funds (“INDEX”) for use at a special meeting of shareholders of the S&P 500 Index Fund (the “Current Fund”) to be held at the offices of SEI Investments Management Corporation (“SIMC”), the investment adviser to the Current Fund, One Freedom Valley Drive, Oaks, PA 19456 on August 14, 2007 at 3:00 p.m., Eastern Time (the “Meeting”), and at any and all adjournments thereof.  Shareholders of record at the close of business on May 16, 2007 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about June 1, 2007.

INDEX is soliciting your vote for the reorganization of the Current Fund into a corresponding fund of SEI Institutional Managed Trust (“SIMT”).

As used in this Proxy Statement, the term “Board” refers to the Board of Trustees of INDEX and SIMT.  Both INDEX and SIMT are governed by the same Board of Trustees.  The term “Trustee” includes each trustee of the Board.  A Trustee who is an interested person of INDEX, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) is referred to in this Proxy Statement as an “Interested Trustee.”  A Trustee may be an interested person of INDEX because he or she is affiliated with INDEX’s investment adviser or principal underwriter.  Trustees who are not interested persons of INDEX are referred to in this Proxy Statement as “Independent Trustees.”

For a free copy of the Current Fund’s most recent annual report and semi-annual report, shareholders of the Current Fund may call 1-800-DIAL-SEI or write to the Current Fund at One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

SUMMARY OF THE PROPOSAL REQUIRING SHAREHOLDER VOTE

The Board intends to bring before the Meeting the matters set forth in the foregoing notice.  If you wish to participate in the Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own.  You can vote easily and quickly by telephone, Internet, mail or in person.  At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to INDEX, by mail, by submitting a subsequent proxy, or by voting in person at the Meeting.  Should you require additional information regarding the proxy or replacement proxy cards, you may contact INDEX at 1-800-DIAL-SEI.

INDEX expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of [Name of Proxy Solicitor, if any].  [Name of Proxy Solicitor] is expected to receive [$    ] from the Current Fund for the solicitation of proxies. SIMC will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

Proxies may be revoked at any time before they are exercised by submitting to the Current Fund a written notice of revocation, a subsequently executed proxy, or by attending the Meeting and voting in person.  Attendance at the Meeting will not by itself serve to revoke a proxy.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting and any adjournment thereof according to the instructions on the proxy card.  If no specification is made on a proxy card, it will be voted for the matters specified on the proxy card.

Quorum and Required Vote for the Current Fund

The presence of a majority of the shares of the Current Fund entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for the Current Fund.  The approval of the proposal requires the affirmative vote of a majority of the shares represented at the Meeting, either in person or by proxy.  Each whole share shall be entitled to one vote, and each fractional share shall be entitled to a proportionate fractional vote.

Abstentions and “broker non-votes” will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present.  Abstentions and broker non-votes will be counted as votes present at the Meeting and will therefore have the effect of counting against the proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.  With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

PROPOSAL – APPROVAL OF THE REORGANIZATION

Summary of the Reorganization

The management recommended to eliminate the Current Fund and the Board accepted such recommendation to achieve certain administrative efficiencies.  To effectuate this business decision, the

Current Fund plans to reorganize as a new fund that is a series of SIMT, a sister trust which has the same Board of Trustees and the same investment adviser as INDEX.

Shareholders of the Current Fund are being asked to vote on a reorganization of the Current Fund into SIMT, pursuant to which the Current Fund will transfer all of its assets and liabilities to the newly-organized fund that will also be called the S&P 500 Index Fund a series of SIMT (the “New Fund”), (the “Reorganization”).  Upon completion of the proposed Reorganization, each shareholder of the Current Fund will become a shareholder of the New Fund and immediately after the Reorganization will hold shares of the New Fund with a total dollar value and number equal to the total dollar value and number such shareholder held in the Current Fund immediately prior to the Reorganization.  As a result of the Reorganization, SIMC, the investment adviser to the Current Fund and SSgA Funds Management, Inc., the sub-adviser to the Current Fund (the “Sub-Adviser”), will continue to serve as investment adviser and sub-adviser to make all investment decisions for the New Fund.

Description of the Agreement

The Agreement between INDEX and SIMT provides for: (i) the transfer of all of the assets of the Current Fund solely in exchange for shares of beneficial interest of the New Fund and the assumption by the New Fund of all liabilities of the Current Fund; and (ii) on the closing date, the distribution of the New Fund’s shares to the holders of the Current Fund shares.  On the closing date of the Reorganization, anticipated to be September 14, 2007, if the Current Fund obtains shareholder approval for the Reorganization, the Current Fund shall assign, deliver, and otherwise transfer all of its assets and assign all of its liabilities to the New Fund free and clear of all liens and encumbrances, and the New Fund will acquire all the assets and will assume all of the liabilities of the Current Fund, in exchange for shares of the New Fund.  In addition, the Agreement provides that the net asset value per share of the Current Fund and of the New Fund will be equal and the number of shares of the New Fund issued in exchange for shares of the Current Fund will equal the number of shares of the Current Fund issued and outstanding with respect to each class share at the time of the Reorganization.

The Agreement between INDEX and SIMT also provides that SIMT will receive, prior to the closing, an opinion of counsel to the effect that: (i) INDEX is duly organized and in good standing under the laws of the Commonwealth of Massachusetts and the Current Fund is a validly existing series of INDEX; (ii) INDEX is an open-end management investment company registered under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect; (iii) INDEX on behalf of the Current Fund, has the power to sell, assign, convey, transfer and deliver the Current Fund’s assets contemplated by the Agreement and, upon consummation of the transactions contemplated by the Agreement in accordance with the terms of the Agreement, the Current Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to SIMT; (iv) the execution and delivery of the Agreement will not, and the consummation of the transactions contemplated by the Agreement will not, violate INDEX’s Declaration of Trust or Bylaws (together with the Declaration of Trust, the “Trust Instruments”) or any provision of an agreement known to such counsel (without any independent inquiry or investigation) to which INDEX, with respect to the Current Fund, is a party or by which it is bound; (v) the Agreement and the Reorganization provided for in the Agreement and the execution of the Agreement have been duly authorized and approved by all requisite actions on behalf of INDEX and the Agreement has been duly executed and delivered by INDEX on behalf of the Current Fund and is a valid and binding obligation of INDEX on behalf of the Current Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors’ rights generally; and (vi) to the best of counsel’s knowledge, no consent, approval, order or authorization of any court, governmental authority or agency is required for INDEX to enter into the Agreement on behalf of the Current Fund or carry out its terms, except such as has been obtained under the Securities Act of 1933 Act (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act (together with the 1933 Act and the 1934 Act, the “Federal Securities Laws”), and the Commonwealth of Massachusetts state law as it relates to the treatment of business trusts (including, in the case of each of the foregoing, the rules and regulations thereunder) or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Current Fund or the consummation of the transactions contemplated by the Agreement.

In addition, INDEX shall have received, prior to the closing, an opinion of counsel to the effect that: (i) SIMT is duly organized under the laws of the Commonwealth of Massachusetts and the New Fund is a validly existing series of SIMT; (ii) SIMT is an open-end management investment company registered under the 1940 Act and such registration has not been revoked or rescinded and such registration is in full force and effect; (iii) the execution and delivery of the Agreement will not, and the consummation of the transactions contemplated by the Agreement will not, violate SIMT’s Declaration of Trust or Bylaws or any provision of an agreement known to such counsel (without any independent inquiry or investigation) to which SIMT, with respect to the New Fund, is a party or by which it is bound; (iv) the Agreement and the Reorganization provided for in the Agreement and the execution of the Agreement have been duly authorized and approved by all requisite actions on behalf of SIMT and the Agreement has been duly executed and delivered by SIMT on behalf of the New Fund and is a valid and binding obligation of SIMT on behalf of the New Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors’ rights generally; (v) to the best of counsel’s knowledge, no consent, approval, order or authorization of any court, governmental authority or agency is required for SIMT to enter into the Agreement on behalf of the New Fund or carry out its terms, except such as has been obtained under the Federal Securities Laws and Massachusetts state law as it relates to treatment of business trusts (including, in the case of each of the foregoing, the rules and regulations thereunder) or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the New Fund or the consummation of the transactions contemplated by the Agreement; and (vi) the New Fund shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement will be validly issued, fully paid and non-assessable by SIMT.

Tax Consequences of the Reorganization

At the time of the closing, INDEX and SIMT each shall have received an opinion of counsel, based upon customary officers’ certificates provided by each, substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized by the Current Fund upon the transfer of its assets in exchange, solely for the New Fund’s shares and the assumption by the New Fund of the Current Fund’s stated liabilities; (2) no gain or loss will be recognized by the New Fund on its receipt of the Current Fund’s assets in exchange for the New Fund’s shares; (3) the New Fund’s holding period for the assets received from the Current Fund will include the holding period of those assets in the Current Fund immediately before the Reorganization; (4) no gain or loss will be recognized by the Current Fund on the distribution of the New Fund’s shares to the Current Fund’s shareholders in exchange for their shares of the Current Fund; (5) no gain or loss will be recognized by any Current Fund shareholder as a result of the Current Fund’s distribution of the New Fund’s shares to such shareholder in exchange for such shareholder’s Current Fund shares; (6) the adjusted tax basis of the New Fund’s shares received by the Current Fund’s shareholders will be the same as the adjusted tax basis of the Current Fund’s shareholders’ shares of the Current Fund surrendered in exchange therefor; and (7) the holding period of the New Fund’s shares received by the Current Fund’s shareholders will include the shareholders’ holding period for the Current Fund’s shares surrendered in exchange therefor, provided that the Current Fund’s shares were held as capital assets on the date of the conversion.

The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), with the New Fund and the

Current Fund being “a party to a reorganization” within the meaning of Section 368(b) of the Code.  As a consequence, the Reorganization is expected to be tax-free for federal income tax purposes for the New Fund, the Current Fund, and their respective shareholders.

INDEX and SIMT have not sought, and will not seek, a private ruling from the Internal Revenue Service (“IRS”) with respect to the federal income tax consequences of the Reorganization.  The opinion of counsel with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position.  Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

Description of INDEX and the Current Fund

The Current Fund is a separate series of INDEX, an open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated March 6, 1985.  The principal executive office of INDEX is located at One Freedom Valley Drive, Oaks, PA 19456.  INDEX currently consists of one fund, the Current Fund.

The capitalization of the Current Fund consists solely of an unlimited number of shares of beneficial interest with no par value.  When issued, shares are fully paid, nonassessable, redeemable and freely transferable.  Shares do not have preemptive rights or subscription rights.  In any liquidation of the Current Fund, each shareholder is entitled to receive their pro rata share of the net assets of each class of shares of the Current Fund.

As a Massachusetts business trust, INDEX is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of INDEX and for the election of Trustees under certain circumstances.  In addition, a Trustee may be removed with or without cause by vote of shareholders holding a majority of the shares entitled to vote.  By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee for cause.

Description of SIMT and New Fund

SIMT is organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated October 17, 1986, as amended on December 23, 1988.  The New Fund is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of shares of beneficial interest, without par value, of separate series of SIMT.  The New Fund will be a duly organized and validly existing series of SIMT at the time of the Reorganization.

Shareholders of portfolios of SIMT are entitled to one vote for each full share held and fractional votes for fractional shares.  On any matter submitted to a vote of shareholders, all shares of SIMT entitled to vote shall be voted on by individual series or class, except that (i) when so required by the 1940 Act, the shares shall be voted in the aggregate and not by individual series or class, and (ii) when the Board has determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class(es) shall be entitled to vote.

As a Massachusetts business trust, SIMT is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of SIMT and for the election of Trustees under certain circumstances.  In addition, a Trustee may be removed with or without cause by vote of shareholders holding a majority of the shares entitled to vote.  By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee for cause.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, SIMT were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because SIMT’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of SIMT and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of SIMT or the Trustees, and because the Declaration of Trust provides for indemnification out of SIMT’s property for any shareholders held personally liable for the obligations of SIMT.

SIMT will indemnify its Trustees and officers against all liabilities and expenses except for liabilities arising from such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of that person’s duties.

The rights of an interest holder of INDEX and SIMT are the same in all material respects as both of the Trusts are Massachusetts business trusts.  Each share of a series of SIMT and INDEX represents an equal proportionate interest in the related investment series and is entitled to dividends and distributions on the assets belonging to such series as are declared in the discretion of the Board, as the case may be.  Shares of INDEX and SIMT are entitled to one vote for each full share held and fractional votes for fractional shares held.

SIMT’s fiscal year is not the same as that of INDEX.  The New Fund will not have any operations prior to the Reorganization.  Initially, SEI Investments Global Funds Services will be the sole shareholder of the New Fund.

Investment Objectives, Strategies and Policies of the Current Fund and the New Fund

The New Fund will have the same investment objective, policies and restrictions as the Current Fund. The following description of investment objectives, strategies and policies applies to both the Current Fund and the New Fund.  Both Funds seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”).  Both Funds will normally be invested in index stocks and other securities which comprise the S&P 500 Index, except when changes are made to the S&P 500 Index itself.  Both Funds’ policy is to be fully invested in common stocks and other securities included in the S&P 500 Index, and it is expected that cash reserve items would normally be less than 10% of net assets.  In seeking to replicate the performance of the S&P 500 Index, both Funds may also invest in exchange-traded funds (ETFs) and engage in swaps.  The Sub-Adviser will select the New Fund’s securities under the general supervision of SIMC as it does for the Current Fund.

Summary of Differences Between the Current Fund and the New Fund

The New Fund’s investment objective, strategy, and restrictions are expected to be identical in all material respects to those of the Current Fund.  The total annual operating expenses and therefore the cost of investing in the New Fund will be the same for Class I Shares. The total annual fund operating expenses are expected to be higher for Class A Shares of the New Fund than those of the Current Fund’s Class A Shares due to an increase in the shareholder servicing fees from 0.15% to 0.25%.  As a result, the total annual fund operating expenses for Class A Shares are expected to increase from 0.43% to 0.53%.  [However, the Fund’s distributor has agreed to voluntarily waive a portion of its fees in order to keep the cost of investing in Class A Shares of the New Fund at the current level.  The Fund’s distributor may discontinue all or part of this waiver at any time.]  In addition, the total annual fund operating expenses are expected to be lower for Class E Shares of the New Fund than those of the Current Fund’s Class E Shares because the shareholder servicing fees will be eliminated.  Currently, Class E Shares may pay up to 0.25% in the shareholder servicing fees.  As a result, the total annual fund operating expenses for Class E Shares are expected to decrease from 0.53% to 0.28%.

A summary of the investment objectives, strategies and policies are listed in the preceding section.

Investment Adviser

For its services under the current investment advisory agreement between SIMC and INDEX, SIMC is entitled to an annual fee of 0.03% of the Current Fund’s average net assets.  The fee is calculated daily and paid on a monthly basis.

Following the conclusion of the Reorganization, SIMC will continue to serve as an investment adviser to the New Fund.  For its services under the investment advisory agreement between SIMC and SIMT, SIMC is entitled to an annual fee of 0.03% of the New Fund’s average net assets.  The fee is calculated and paid on a monthly basis.  These investment advisory agreements are identical in all material respects.

Shares of the Current Fund and the New Fund

Upon consummation of the Reorganization, Class A, Class E and Class I shares of the New Fund will be distributed to shareholders of Class A, Class E and Class I shares of the Current Fund, respectively, in exchange for their shares of the Current Fund.  Each share of the New Fund will be fully paid and non-assessable when issued, will have no preemptive or conversion rights and will be transferable on the books of the New Fund.

Fees and Expenses

The tables below set forth fee and expense information comparing the Current Fund’s expenses as of the Current Fund’s most recently completed fiscal year, March 31, 2007, and the estimated expenses of the New Fund following the Reorganization.

The examples below set forth the cost of investing in the Current Fund and the New Fund.  These examples can help you to compare the cost of investing in the Current Fund or the New Fund to the cost of investing in other mutual funds.  The examples assume you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods.  The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated below (which do not reflect any expense limitations) throughout the period of your investment.  Your actual costs may be higher or lower.

S&P 500 INDEX FUND

	INDEX S&P 500 Index Fund Class A		SIMT S&P 500 Index Fund Class A		INDEX S&P 500 Index Fund Class E		SIMT S&P 500 Index Fund Class E	INDEX S&P 500 Index Fund Class I		SIMT S&P 500 Index Fund Class I
Annual Fund Operating Expenses (expenses deducted from fund assets)

Management Fees	0.03%		0.03%		0.03%		0.03%	0.03%		0.03%

Distribution (12b-1) Fees	None		None		None		None	None		None

Other Expenses	0.40%		0.50	%(2)	0.50%		0.25%	0.75%		0.75%

Total Annual Fund Operating Expenses	0.43	%(1)	0.53%		0.53	%(3)	0.28%	0.78	%(4)	0.78%

(1) The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund’s administrator voluntarily waived a portion of their fees in order to keep total operation expenses at a specified level.  The Fund’s administrator may discontinue all or part of this waiver at any time.  With this fee waiver, the Fund’s actual total operating expenses were 0.40%.

[(2) The Fund’s total actual annual fund operating expenses would be less than the amount shown above because the Fund’s distributor has voluntarily waived a portion of its fees in order to keep total operating expenses at the current level.  The Fund’s distributor may discontinue all or part of these waivers at any time.  With this fee waiver, the Fund’s actual operating expenses would be 0.43%.]

(3) The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund’s administrator and the Fund’s distributor each voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level.  The Fund’s administrator and/or the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual operating expenses were 0.25%.

(4) The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund’s administrator and the Fund’s distributor each voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level.  The Fund’s administrator and/or the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual operating expenses were 0.65%.

Example

	1 Year			3 Years			5 Years			10 Years
INDEX S&P 500 Index Fund
Class A		$44			$138			$241			$542
Class E		$54			$170			$296			$665
Class I		$80			$249			$433			$966
SIMT S&P 500 Index Fund
Class A	$	[54	]	$	[170	]	$	[296	]	$	[665	]
Class E	$	[29	]	$	[90	]	$	[57	]	$	[356	]
Class I	$	[80	]	$	[249	]	$	[433	]	$	[966	]

Administrator

SEI Investments Global Funds Services (the “Administrator”) serves as the administrator to the Current Fund.  The Administrator also serves as the transfer agent.  SIMC is a wholly owned subsidiary of SEI Investments Company (“SEI”), and is the owner of all beneficial interests in the Administrator.  INDEX and the Administrator have entered into an administration and transfer agency agreement under which the Administrator provides INDEX with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For the most recent fiscal year ended March 31, 2007, the Administrator received $XX by the Current Fund.

The Administrator also serves as an administrator and transfer agent to SIMT, and consequently will continue to serve as the administrator and transfer agent to the New Fund.  SIMT and the Administrator have entered into a similar administration and transfer agency agreement as the agreement entered into by the Current Fund under which the Administrator provides SIMT with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator will be entitled to a fee from the New Fund, which is calculated daily and paid monthly based on the asset level of the New Fund.  The New Fund pays the Administrator at an annual rate of 0.22% of the aggregate average daily net assets of the New Fund.  The term of the administration agreement between SIMT and the Administrator shall commence on the effective date of the New Fund’s prospectus, and shall remain in effect with respect to the New Fund for one year.

Differences in Service Providers

There is no difference in service providers for both Trusts.  INDEX and SIMT both have the same distributor, custodian and auditor.  SEI Investments Distribution Co. (the “Distributor”), serves as each Trust’s distributor. The Distributor, a wholly-owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.  U.S. Bank, N.A. (“U.S. Bank”) serves as the custodian for each Trust and will hold cash, securities and other assets of the SIMT as required by the 1940 Act. The principal business address of U.S. Bank is 425 Walnut Street, Cincinnati, Ohio 45202.  KPMG LLP, an independent registered public accounting firm located at 1601 Market Street, Philadelphia, Pennsylvania 19103 is the auditor for both Trusts.

Background and Reasons for the Proposed Reorganization and Recommendation of Trustees

The Current Fund was established as a separate series of INDEX.  Currently, there is no other series other than the Current Fund within INDEX.

The management recommended to eliminate the Current Fund and the Board accepted such recommendation to achieve certain administrative efficiencies.  To effectuate this business decision, the Current Fund will be reorganized as a newly formed corresponding series of SIMT, a sister trust of INDEX.  Under the reorganization, the Current Fund will transfer all of its assets to the corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund’s assumption of all of the Current Fund’s liabilities.

A proposal to reorganize the Current Fund as a new fund, a series of SIMT, was presented to the Board at a board meeting on May 9, 2007.  The Board, including a majority of the independent Trustees, approved the reorganization of the Current Fund into the New Fund, which is a newly-registered series of SIMT.  The Trustees received and reviewed extensive documentary and oral information about the proposal.

In determining whether to approve the Agreement and to recommend its approval to shareholders, the Board considered, with the assistance of independent legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

(a)                                  The New Fund will furnish the same level of services to its shareholders as does the Current Fund;

(b)                                 The investment objective, strategies, policies and restrictions of the New Fund will be identical to those of the Current Fund;

(c)                                  There will be no material change in the New Fund’s annual operating expenses, shareholder fees and services as a result of the Reorganization;

(d)                                 There will be no change in the investment adviser and sub-adviser who manage the New Fund or the fees paid for their services;

(e)                                  There will be no change in service providers to the New Fund including the administrator, transfer agent, distributor, the custodian and auditor;

(f)                                    Shareholders of the Current Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Current Fund;

(g)                                 The Reorganization is anticipated to be a tax-free transaction to the shareholders of the Current Fund; and

(h)                                 The estimated costs and expenses associated with the Reorganization will be borne by SIMC, excluding the costs of solicitation of proxies, which will be borne by the Current Fund.

The Board, including a majority of the Independent Trustees, determined that participation in the Reorganization is in the best interest of the Current Fund and that the interests of the Current Fund’s shareholders would not be diluted as a result of its effecting the Reorganization.  Based on these considerations, the Board unanimously voted for, and recommends to the Current Fund’s shareholders, the approval of the Agreement and Plan of Reorganization.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE CURRENT FUND VOTE FOR THE APPROVAL OF THE REORGANIZATION.

ADDITIONAL INFORMATION

Payment of Expenses

SIMC will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures.  In addition, SIMC will pay the legal fees in connection with the Reorganization.  However, the Current Fund will pay any fees associated with solicitation of proxy votes as an extraordinary fund expense.

Security Ownership of Management

The following table shows the dollar amount range of each Trustee’s and executive officer’s “beneficial ownership” of shares of each class of the Current Fund as of the end of the most recently completed calendar year.

Name of Beneficial Owner	Class	Amount of Beneficial Ownership	Percent of Class
Robert A. Nesher	N/A	0	*
William M. Doran	N/A	0	*
F. Wendell Gooch	N/A	0	*
James M. Storey	N/A	0	*
George J. Sullivan, Jr.	N/A	0	*
Rosemary B. Greco	N/A	0	*
Nina Lesavoy	N/A	0	*
James M. Williams	N/A	0	*
Stephen F. Panner	N/A	0	*

* The Trustees and officers of the Trust own less than 1% of the outstanding shares of each class of the Current Fund.

Beneficial Ownership of Shares

The following table contains information about the beneficial ownership by shareholders of five percent or more of the Current Fund’s outstanding Shares as of April 30, 2007.

Name and Address of Beneficial Owner	Class	Amount of Beneficial Ownership	Percent of Class
SEI Private Trust Company	E	11,416,605.25	76.19%

As of April 30, 2007, the Current Fund had 42,346,032.909 shares outstanding which are all entitled to vote.

The term “beneficial ownership” is as defined under Section 13(d) of the Securities and Exchange Act of 1934.  The information as to beneficial ownership is based on statements furnished to INDEX by its existing Trustees and/or on the records of INDEX’s transfer agent.

Annual and Semi-Annual Reports to Shareholders

For a free copy of the Current Fund’s most recent annual and semi-annual reports, shareholders of the Current Fund may call 1-800-DIAL-SEI or write to the Current Fund at One Freedom Valley Drive, Oaks, PA 19456.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless INDEX has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, INDEX will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-DIAL-SEI or forward a written request to INDEX c/o One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

INDEX does not hold regular shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of INDEX c/o One Freedom Valley Drive, Oaks, PA 19456.

Other Business

The Board does not intend to present any other business at the Meeting.  If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.  No special meeting is currently scheduled for the Current Fund.  Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and Massachusetts law for the Current Fund.

The Trustees, including the Independent Trustees, recommend approval of the proposal.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

PROXY CARD
S&P 500 INDEX FUND

To vote by Internet

1) Read the Proxy Statement.

2) Go to:

3) Follow the on-line instructions.

To vote by Telephone

1) Read the proxy Statement.

2) Call 1-800-xxx-xxxx.

3) Follow the recorded instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the reverse side.

3) Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

A-1

PROXY CARD
S&P 500 INDEX FUND

The undersigned shareholder of the S&P 500 Index Fund (the “Current Fund”) a series of SEI Index Funds (“INDEX”), hereby appoints [                      ] the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of INDEX standing in the name of the undersigned at the close of business on May 16, 2007, at a Special Meeting of Shareholders to be held at the offices of INDEX at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on August 14, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

Please mark boxes in blue or black ink.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of assets of the Current Fund to S&P 500 Index Fund (the “New Fund”), a series of the SEI Institutional Managed Trust (“SIMT”), in exchange for the New Fund’s Class A, Class E and Class I shares, respectively, having an aggregate net asset value equal to the value of the Current Fund’s net assets and the assumption by the New Fund of all of the liabilities of the Current Fund. Class A, Class E and Class I shares of the New Fund received in the Reorganization will be distributed, respectively, by the Current Fund to its shareholders in liquidation of the Current Fund, after which the Current Fund and INDEX will cease operations.

☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY IS SOLICITED BY INDEX’S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Prospectus/Proxy Statement is acknowledged.

Dated:

Title

Signature

Signature

Please sign, date and return the proxy card promptly using the enclosed envelope.

A-2

AGREEMENT AND PLAN OF REORGANIZATION

BY and BETWEEN

S&P 500 INDEX FUND

a series of
SEI INDEX FUNDS

AND

S&P 500 INDEX FUND

a series of
SEI INSTITUTIONAL MANAGED TRUST

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION dated as of May 9, 2007 (the “Agreement”), is between and among SEI Index Funds (“INDEX”), a Massachusetts business trust, with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456, with regard to its S&P 500 Index Fund (the “Current Fund”) and SEI Institutional Managed Trust  (“SIMT”), a Massachusetts business trust, with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456 with regard to its S&P 500 Index Fund (the “New Fund”), and with respect to Section 17(b) of this Agreement, SEI Investments Management Corporation (“SIMC”).

WHEREAS, INDEX was organized on March 6, 1985 under the laws of the Commonwealth of Massachusetts as a business trust under a Declaration of Trust, INDEX is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), INDEX has authorized capital consisting of an unlimited number of shares of beneficial interest with no par value of separate series of INDEX, and the Current Fund is a duly organized and validly existing series of INDEX;

WHEREAS, SIMT was organized on October 20, 1986 under the laws of the Commonwealth of Massachusetts as a business trust under a Declaration of Trust, SIMT is an open-end management investment company registered under the 1940 Act, SIMT has authorized capital consisting of an unlimited number of shares of beneficial interest with no par value of separate series of SIMT, and the New Fund is a duly organized and validly existing series of SIMT;

WHEREAS, SIMC is a registered investment adviser to the Current Fund and New Fund;

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto hereby agree to effect the transfer of all of the assets of the Current Fund solely in exchange for the assumption by the New Fund, of all of the liabilities of the Current Fund and shares of beneficial interest of the New Fund (“New Fund Shares”) followed by the distribution, at the Closing Date (as defined in Section 12 of this Agreement), of such New Fund Shares to the holders of shares of the Current Fund (“Current Fund Shares”) on the terms and conditions hereinafter set forth in liquidation of the Current Fund.  The parties hereto hereby covenant and agree as follows:

1.               Plan of Reorganization.  At the Closing Date, the Current Fund shall assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, and assign all of the liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (as defined in Section 5 of this Agreement) (the “Statement of Assets and Liabilities”), to the New Fund, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the New Fund shall acquire all assets, and shall assume all liabilities of the Current Fund, and the New Fund shall deliver to the Current Fund a number of New Fund Shares (both full and fractional) equivalent in number and value to the Current Fund Shares outstanding immediately prior to the Closing Date.  Shareholders of record of Class A Shares of the Current Fund at the Closing Date shall be credited with full and fractional Class A Shares of the New Fund.  Shareholders of record of Class E Shares of the Current Fund at the Closing Date shall be credited with full and fractional Class E Shares of the New Fund.  Shareholders of record of Class I Shares of the Current Fund at the Closing Date shall be credited with full and fractional Class I Shares of the New Fund.  The assets and liabilities of the Current Fund shall be exclusively assigned to and assumed by the New Fund.  All debts, liabilities, obligations and duties of the Current Fund, to the extent that they exist at or after the Closing Date, shall after the Closing Date attach to the New Fund and may be enforced against the New Fund to the same extent as if the same had been incurred by the New Fund.  The events outlined in this Section 1 are the “Reorganization.”

2.               Transfer of Assets.

(a)          The assets of the Current Fund to be acquired by the New Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Current Fund and other property owned by the Current Fund at the Closing Date.

(b)         The Current Fund shall direct Wachovia Bank, N.A., as custodian for the Current Fund (the “Custodian”), to deliver, at or prior to the Closing Date, a certificate of an authorized officer stating that: (i) assets have been delivered in proper form to the New Fund within two business days prior to or at the Closing Date, and (ii) all necessary taxes in connection with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Current Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Current Fund prior to or as of the Closing Date for the account of the New Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver prior to or as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Current Fund’s assets are deposited, the Current Fund’s assets deposited with such depositories.  The cash to be transferred by the Current Fund shall be delivered by wire transfer of federal funds prior to or as of the Closing Date.

(c)          The Current Fund shall direct SEI Investments Global Funds Services, Inc. (the “Transfer Agent”), on behalf of the Current Fund, to deliver prior to or as of the Closing Date a certificate of an authorized officer stating that its records contain the names and addresses of the holders of the Current Fund Shares and the number and percentage ownership of outstanding Class A Shares, Class E Shares and Class I Shares owned by each shareholder immediately prior to the Closing Date.  The New Fund shall issue and deliver a confirmation evidencing the New Fund Shares to be credited at the Closing Date to the Secretary of the Current Fund, or provide evidence that the New Fund Shares have been credited to the Current Fund’s account on the books of the New Fund.  No later than the Closing Date, each party shall deliver to the other such bill of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.               Calculations.

(a)                                  The number of each class of New Fund Shares issued to the Current Fund pursuant to Section 1 hereof will be the number of issued and outstanding Current Fund Shares of each such class at the Valuation Time.

(b)                                 The net asset value of each class of the New Fund Shares shall be the respective net asset value of the Current Fund’s shares of each such class at the Valuation Time.  The net asset value of Current Fund Shares shall be computed at the Valuation Time in the manner set forth in the Current Fund’s then current prospectus under the Securities Act of 1933 (the “1933 Act”).

4.               Valuation of Assets.  The value of the assets of the Current Fund shall be the value of such assets computed as of the time at which the Current Fund’s net asset value is calculated at the Valuation Time.  The net asset value of the assets of the Current Fund to be transferred to the New Fund shall be computed by INDEX.  In determining the value of the securities transferred by the Current Fund to the New Fund, each security shall be priced in accordance with the pricing policies and procedures of the Current Fund as described in the then current prospectus and statement of additional information.  For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by INDEX, provided that such determination shall be subject to the approval of SIMT.  INDEX and SIMT agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the New Fund and those determined in accordance with the pricing policies and procedures of the Current Fund.

5.               Valuation Time.  The valuation time shall be 4:00 p.m., Eastern Time, on [DATE], 2007, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the “Valuation Time”).  Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of INDEX or SIMT, accurate appraisal of the value of the net assets of the Current Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Current Fund is practicable.

6.               Liquidation of the Current Fund and Cancellation of Shares.  At the Closing Date, the Current Fund will liquidate and the Current Fund Shares (both full and fractional) received by the Current Fund will be distributed to the shareholders of record of the Current Fund as of the Closing Date in exchange for their Current Fund Shares and in complete liquidation of the Current Fund.  Each shareholder of the Current Fund will receive a number of Class A, Class E and Class I New Fund Shares equal in number and value to the Class A, Class E and Class I Current Fund Shares held by that shareholder, and each New Fund Share and each Current Fund Share will be of equivalent net asset value per share.  Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the New Fund in the name of each shareholder of the Current Fund that represents the respective number and class of New Fund Shares due such shareholder.  All of the issued and outstanding shares of the Current Fund shall be cancelled on the books of INDEX at the Closing Date and shall thereafter represent only the right to receive New Fund Shares.  The Current Fund’s transfer books shall be closed permanently. INDEX also shall take any and all other steps as shall be necessary and proper to effect a complete termination of the Current Fund.

7.               Representations and Warranties of the New Fund.  The New Fund represents and warrants to the Current Fund as follows:

(a)          Organization, Existence, etc.  SIMT is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

(b)         Registration as Investment Company.  SIMT is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c)          Shares to be Issued Upon Reorganization.  The New Fund Shares to be issued by the New Fund in connection with the Reorganization will be duly registered in conformity with all applicable federal securities laws, and upon consummation of the Reorganization, they will be validly issued, fully paid and non-assessable by SIMT.  Prior to the Closing Date, there shall be no issued and outstanding New Fund Shares or any other securities issued by the New Fund.

(d)         Authority Relative to this Agreement.  SIMT, on behalf of the New Fund, has the power to enter into this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by SIMT’s Board of Trustees, and no other proceedings by the New Fund are necessary to authorize SIMT’s officers to effectuate this Agreement and the transactions contemplated hereby.  The New Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

(e)          Liabilities.  There are no liabilities of the New Fund, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business subsequent to the Closing Date or otherwise disclosed to the Current Fund, none of which has been materially adverse to the business, assets or results of operations of the New Fund.  SIMT’s Registration Statement, which is on file with the Securities and Exchange Commission (the “SEC”), does not contain an untrue statement of material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

(f)            Litigation.  Except as disclosed to the Current Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the New Fund, threatened which would materially adversely affect the New Fund or its respective assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

(g)         Contracts.  Except for contracts and agreements disclosed to the Current Fund, under which no default exists, the New Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the New Fund.

(h)         Taxes.  As of the Closing Date, all Federal and other tax returns, information returns, and other tax-related reports of the New Fund required by law to have been filed by such date (including extensions) shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the New Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

(i)             Subchapter M.  The New Fund will meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code.

8.               Representations and Warranties of the Current Fund.  The Current Fund represents and warrants to the New Fund as follows:

(a)                                  Organization, Existence, etc.  INDEX is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

(b)                                 Registration as Investment Company.  INDEX is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c)                                  Financial Statements.  The audited financial statements of INDEX relating to the Current Fund for the fiscal year ended [March 31, 2007] and unaudited financial statements of INDEX relating to the Current Fund for the semi-annual period ended September 30, 2006 (the “Current Fund’s Financial Statements”), as delivered to the New Fund, fairly present the financial position of the Current Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.  There are no known contingent liabilities of the Current Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of such date not disclosed therein.

(d)                                 Marketable Title to Assets.  The Current Fund will have, at the Closing Date, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the New Fund.  Upon delivery and payment for such assets, the New Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

(e)                                  Authority Relative to this Agreement. INDEX, on behalf of the Current Fund, has the power to enter into this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by INDEX’s Board of Trustees, and, except for approval by the shareholders of the Current Fund, no other proceedings by the Current Fund are necessary to authorize INDEX’s officers to effectuate this Agreement and the transactions contemplated hereby.  The Current Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

(f)                                    Liabilities.  There are no liabilities of the Current Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Current Fund’s Financial Statements and liabilities incurred in the ordinary course of business prior to the Closing Date, or otherwise disclosed to the New Fund, none of which has been materially adverse to the business, assets or results of operations of the Current Fund.  INDEX’s Registration Statement, which is on file with the SEC, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

(g)                                 Litigation.  Except as disclosed to the New Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Current Fund, threatened which would materially adversely affect the Current Fund or their respective assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

(h)                                 Contracts.  Except for contracts and agreements disclosed to the New Fund under which no default exists, the Current Fund, at the Closing Date, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

(i)                                     Taxes.  As of the Closing Date, all Federal and other tax returns, information returns, and other tax-related reports of the Current Fund required by law to have been filed shall have been filed by such date (including extensions), and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Current Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

(j)                                     Subchapter M.  For each taxable year of its operation, the Current Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code.

9.               Conditions Precedent to Obligations of the New Fund.

(a)                                  All representations and warranties of the Current Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  At the Closing Date, SIMT shall have received a certificate from the President or Vice President of INDEX, dated as of such date, certifying on behalf of INDEX that as of such date that the conditions set forth in this clause (a) have been met.

(b)                                 The New Fund shall have received an opinion of counsel on behalf of the Current Fund, dated as of the Closing Date, addressed and in form and substance satisfactory to counsel for the New Fund, to the effect that: (i) INDEX is duly organized and in good standing under the laws of the Commonwealth of Massachusetts and the Current Fund is a validly existing series of INDEX; (ii) INDEX is an open-end management investment company registered under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect; (iii) INDEX, on behalf of the Current Fund, has power to sell, assign, convey, transfer and deliver the Current Fund’s assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Current Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to SIMT; (iv) the execution and delivery of this Agreement will not, and the consummation of the transactions contemplated hereby will not, violate INDEX’s Declaration of Trust or Bylaws or any provision of an agreement known to such counsel (without any independent inquiry or investigation) to which INDEX, with respect to the Current Fund, is a party or by which it is bound; (v) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action on behalf of INDEX and this Agreement has been duly executed and delivered by INDEX on behalf of the Current Fund and is a valid and binding obligation of INDEX on behalf of the Current Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors’ rights generally; and (vi) to the best of counsel’s knowledge, no consent, approval, order or authorization of any court, governmental authority or agency is required for INDEX to enter into this Agreement on behalf of the Current Fund or carry out its terms, except such as has been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act (together with the 1933 Act and the 1934 Act, the “Federal Securities Laws”), and Massachusetts state law as it relates to the treatment of business trusts (including, in the case of each of the foregoing, the rules and regulations thereunder) or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Current Fund or the consummation of the transactions contemplated by this Agreement.  Such opinion may rely on a certificate of the President or Vice President of INDEX as to factual matters.

(c)                                  The Current Fund shall have delivered to the New Fund at the Closing Date the Current Fund’s Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of INDEX as to the aggregate asset value of the Current Fund’s portfolio securities.

(d)                                 At the Closing Date, INDEX shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by INDEX prior to or at the Closing Date and SIMT shall have received a certificate from the President or Vice President of INDEX, dated as of such date, certifying on behalf of INDEX that the conditions set forth in this clause (d) have been and continue to be, satisfied.

10.         Conditions Precedent to Obligations of the Current Fund.

(a)                                  All representations and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  At the Closing Date, INDEX shall have received a certificate from the President or Vice President of SIMT, dated as of such date, certifying on behalf of SIMT that as of such date that the conditions set forth in this clause (a) have been met.

(b)                                 The Current Fund shall have received an opinion of counsel on behalf of the New Fund, dated as of the Closing Date, addressed and in form and substance satisfactory to counsel for the Current Fund, to the effect that: (i) SIMT is duly organized under the laws of the Commonwealth of Massachusetts and the New Fund is validly existing series of the SIMT; (ii) SIMT is an open-end management investment company registered under the 1940 Act and such registration has not been revoked or rescinded and such registration is in full force and effect; (iii) the execution and delivery of this Agreement will not, and the consummation of the transactions contemplated hereby will not, violate SIMT’s Declaration of Trust or Bylaws or any provision of an agreement known to such counsel (without any independent inquiry or investigation) to which SIMT, with respect to the New Fund, is a party or by which it is bound; (iv) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action on behalf of SIMT and this Agreement has been duly executed and delivered by SIMT on behalf of the New Fund and is a valid and binding obligation of SIMT on behalf of the New Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors’ rights generally; (v) to the best of counsel’s knowledge, no consent, approval, order or authorization of any court, governmental authority or agency is required for SIMT to enter into this Agreement on behalf of the New Fund or carry out its terms, except such as has been obtained under the Federal Securities Laws and Massachusetts state law as it relates to treatment of business trusts (including, in the case of each of the foregoing, the rules and regulations thereunder) or where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the New Fund or the consummation of the transactions contemplated by this Agreement; and (vi) the New Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable by SIMT.  Such opinion may rely on a certificate of the President or Vice President of SIMT as to factual matters.

(c)                                  At the Closing Date, SIMT shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by SIMT prior to or at the Closing Date and INDEX shall have received a certificate from the President or Vice President of SIMT, dated as of such date, certifying on behalf of SIMT that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

11.         Further Conditions Precedent to Obligations of the Current Fund and the New Fund.  The obligations of the Current Fund and the New Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

(a)                                  With respect to the Current Fund, INDEX will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of the Current Fund of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Current Fund if the Reorganization is consummated.  INDEX has prepared or will prepare a notice of meeting, form of proxy, and a proxy statement (collectively, the “Proxy Materials”) to be used in connection with such meeting; provided that the New Fund have furnished or will furnish information relating to them as is reasonably necessary for the preparation of the Proxy Materials.

(b)                                 The shares of the New Fund shall have been duly qualified for offering to the public in all states of the United States and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

(c)                                  The Current Fund and the New Fund shall have received on or before the Closing Date an opinion of counsel satisfactory to the Current Fund and the New Fund, based on customary officers’ certificates provided by each, substantially to the effect that with respect to the Current Fund and the New Fund for Federal income tax purposes:

(i)                                     No gain or loss will be recognized by the Current Fund upon the transfer of its assets in exchange solely for New Fund Shares and the assumption by the New Fund of the Current Fund’s stated liabilities.

(ii)                                  No gain or loss will be recognized by the New Fund on its receipt of Current Fund assets in exchange for New Fund Shares and the assumption by the New Fund of the Current Fund’s liabilities;

(iii)                               The adjusted tax basis of the Current Fund’s assets in the New Fund’s hands will be the same as the adjusted tax basis of those assets in the Current Fund’s hands immediately before the Closing Date;

(iv)                              The New Fund’s holding period for the assets received from the Current Fund will include the holding period of those assets in the Current Fund’s hands immediately before the Closing Date;

(v)                                 No gain or loss will be recognized by the Current Fund on the distribution of New Fund Shares to the Current Fund’s shareholders in exchange for their Current Fund Shares;

(vi)                              No gain or loss will be recognized by any Current Fund shareholder as a result of the Current Fund’s distribution of New Fund Shares to such shareholder in exchange for such shareholder’s Current Fund Shares;

(vii)   The adjusted tax basis of the New Fund Shares received by the Current Fund shareholder will be the same as the adjusted tax basis of the Current Fund shareholder’s Current Fund Shares surrendered in exchange therefor; and

(viii)                        The holding period of the New Fund Shares received by the Current Fund shareholder will include the shareholder’s holding period for the Current Fund Shares surrendered in exchange therefor, provided that the Current Fund Shares were held as capital assets as of the Closing Date.

(e)                                  With respect to the Current Fund, this Agreement and the Reorganization contemplated hereby shall have been approved by at least a majority of the outstanding shares of the Current Fund entitled to vote on the matter.

(f)                                    The Board of Trustees of SIMT shall have approved this Agreement and authorized the issuance by the New Fund of New Fund Shares at the Closing Date in exchange for the assets of the Current Fund pursuant to the terms and provisions of this Agreement.

12.         Closing Date of the Reorganization.  The exchange of the Current Fund’s assets for the New Fund Shares shall be effective as of opening of business on September 14, 2007, or at such other time and date as fixed by the mutual consent of the parties (the “Closing Date”).

13.         Termination.

(a)                                  This Agreement may be terminated by the mutual agreement of the Board of Trustees of the INDEX and the Board of Trustees of SIMT.  In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(i)                                   Because of a material breach by the other party of any representation, warranty, covenant, or agreement contained herein to be performed at or prior to the Closing Date;

(ii)                                Because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(iii)                               By resolution of the Board of Trustees of INDEX if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Current Fund’s shareholders; or

(iv)                              By resolution of the Board of Trustees of SIMT if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the New Fund’s shareholders.

(b)                                 In the event of any such termination, there shall be no liability for damages on the part of INDEX, SIMT, the Current Fund or the New Fund, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

14.         Amendment.  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of New Fund Shares to be paid to the Current Fund’s shareholders under this Agreement to the detriment of the Current Fund’s shareholders.

15.         Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the [State of Delaware].

16.         Notices.  Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

Current Fund:	New Fund:

Timothy D. Barto	Timothy D. Barto
SEI Investments Company	SEI Investments Company
One Freedom Valley Drive	One Freedom Valley Drive
Oaks, PA 19456	Oaks, PA 19456

with a copy to:	with a copy to:

Timothy W. Levin, Esq.	Timothy W. Levin, Esq.
Morgan, Lewis & Bockius LLP	Morgan, Lewis & Bockius LLP
1701 Market Street	1701 Market Street
Philadelphia, PA 19103	Philadelphia, PA 19103

17.         Fees and Expenses.

(a)                                  Each of the New Fund and the Current Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

(b)                                 Except as otherwise provided for herein, all expenses that are solely and directly related to the reorganization contemplated by this Agreement will be borne by SIMC.  Such expenses include, without limitation, to the extent solely and directly related to the reorganization contemplated by this Agreement: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Materials under the 1934 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the New Fund Shares to be issued in connection herewith in each state in which the Current Fund’s shareholders are resident as of the date of the mailing of the Proxy Materials to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs related to obtaining shareholder approval of the transactions contemplated by this Agreement.

18.         Headings, Counterparts, Assignment.

(a)                                  The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(b)                                 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

(c)                                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

(d)                                 Entire Agreement. Each of the New Fund and the Current Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.  The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

(e)                                  Further Assurances. Each of the New Fund and the Current Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

SEI Index Funds, on behalf of its series, the S&P 500 Index Fund	SEI Institutional Managed Trust, on behalf of its series, the S&P 500 Index Fund	With respect to Section 17(b), SEI Investments Management Corporation

By:	By:	By:

Title:	Title:	Title: